Summary Prospectus Thornburg Global Opportunities Fund

APRIL 10, 2017	CLASS A: THOAX | CLASS C: THOCX | CLASS I: THOIX

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (SAI), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at www.thornburg.com/download. You can also get this information at no cost by calling 800.847.0200 or by sending an e-mail request to info@thornburg.com. The current Prospectus and SAI, dated April 10, 2017, are incorporated by reference into this Summary Prospectus.

Investment Goal The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world. Fees and Expenses of the Fund	(1) (2)

A 1.00% contingent deferred sales charge (CDSC) is imposed on redemptions of any part or all of a purchase of $1 million or more within 12 months of purchase.

Imposed only on redemptions of Class C shares within 12 months of purchase.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for discounts from the sales charges applicable to Class A shares if you or other qualifying account holders invest, or agree to invest in the future, at least $50,000 in the Thornburg Funds. More information about this and other discounts and sales charge waivers is available from your financial intermediary, under the captions “Opening Your Account – Buying Fund Shares,” beginning on page 87 of the Prospectus, and “Appendix A – Sales Charge Waivers Offered by Financial Intermediaries,” beginning on page 148 of the Prospectus, and in the Statement of Additional Information under the caption “Additional Information Respecting Purchase and Redemption of Shares,” beginning on page 120.

Shareholder Fees

(fees paid directly from your investment)

	Class A		Class C		Class I

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%		none		none

Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none	(1)	1.00%	(2)	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I

Management Fees	0.79%	0.79%	0.79%

Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%

Other Expenses	0.31%	0.30%	0.20%

Total Annual Fund Operating Expenses	1.35%	2.09%	0.99%

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$581	$858	$1,156	$2,001
Class C Shares	$312	$655	$1,124	$2,421
Class I Shares	$101	$315	$547	$1,213

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$212	$655	$1,124	$2,421

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37.11% of the average value of its portfolio.

Click here to view the Fund’s Prospectus or Statement of Additional Information.

Principal Investment Strategies

The Fund pursues its investment goal by investing primarily in a broad range of equity securities, including common stocks, preferred stocks, real estate investment trusts, other equity trusts and partnership interests. The Fund may invest in any stock or other equity security which its investment advisor, Thornburg Investment Management, Inc. (“Thornburg”), believes may assist the Fund in pursuing its goal, including smaller companies with market capitalizations less than $500 million.

The Fund may also invest in debt obligations of any kind, including corporate bonds, government obligations and other obligations. The Fund may purchase debt obligations of any maturity and of any credit quality, including “high yield” or “junk” bonds. There is no minimum credit quality or rating of debt obligation the Fund may purchase. The Fund also may invest in debt obligations which have a combination of equity and debt characteristics, such as convertible bonds.

The Fund portfolio includes investments in both domestic securities and securities of issuers domiciled in or economically tied to countries outside the United States, including developing countries. Relative proportions of each will vary from time to time, depending upon the advisor’s view of specific investment opportunities and macro-economic factors. Under normal market conditions, the Fund invests a significant portion of its assets in issuers domiciled in or economically tied to countries outside the United States.

The Fund’s investments are determined by individual issuer and industry analysis. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt and equity securities, and analysis of specific issuers. The Fund ordinarily acquires and holds debt obligations for investment, rather than for realization of gains by short-term trading on market fluctuations. However, the Fund may dispose of any such security prior to the scheduled maturity to enhance income or reduce loss, to change the portfolio’s average maturity, or otherwise to respond to market conditions.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. The value of a security may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, political and legal developments, and general market volatility.

Risks Affecting Specific Issuers – The value of an equity security or debt obligation may decline in response to developments affecting the specific issuer of the security or obligation, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

Foreign Investment Risk – Investments in securities of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection.

Developing Country Risk – The risks which may affect investments in foreign issuers (see “Foreign Investment Risk,” above) may be more pronounced for investments in developing countries because the economies of those countries are usually less diversified, communications, transportation and economic infrastructures are less developed, and developing countries ordinarily have less established legal, political, business and social frameworks. At times the prices of equity securities or debt obligations of a developing country issuer may be extremely volatile. An issuer domiciled in a developed country may be similarly affected by these developing country risks to the extent that the issuer conducts its business in developing countries.

Small and Mid-Cap Company Risk – Investments in small-capitalization companies and mid-capitalization companies may involve additional risks, which may be relatively higher with smaller companies. These additional risks may result from limited product lines, more limited access to markets and financial resources, greater vulnerability to competition and changes in markets, lack of management depth, increased volatility in share price, and possible difficulties in valuing or selling these investments.

Credit Risk – If debt obligations held by the Fund are down-graded by ratings agencies or go into default, or if management action, legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those obligations may decline and the Fund’s share value and any dividends paid by the Fund may be reduced. Because the ability of an issuer of a lower-rated or unrated debt obligation (including particularly “junk” or “high yield” bonds) to pay principal and interest when due is typically less certain than for an issuer of a higher-rated debt obligation, lower-rated and unrated debt obligations are generally more vulnerable than higher-rated debt obligations to default, to ratings downgrades, and to liquidity risk.

Interest Rate Risk – When interest rates increase, the value of the Fund’s investments in debt obligations may decline and the Fund’s share value may be reduced. This effect is typically more

2 Thornburg Global Opportunities Fund • April 10, 2017	For the Fund’s Prospectus or SAI, visit www.thornburg.com/download pronounced for intermediate and longer-term debt obligations. Decreases in market interest rates may result in prepayments of debt obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of its investments promptly, or may only be able to sell investments at less than desired prices. This risk may be more pronounced for the Fund’s investments in developing countries.

Real Estate Risk – The Fund’s investments in real estate investment trusts (“REITs”) are subject to risks affecting real estate investments generally (including market conditions, competition, property obsolescence, changes in interest rates and casualty to real estate), as well as risks specifically affecting REITs (the quality and skill of REIT management and the internal expenses of the REIT).

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears beginning on page 79 of the Prospectus.

Past Performance of the Fund

The following information provides some indication of the risks of investing in Global Opportunities Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A, Class C and Class I share performance to the Morgan Stanley Capital International (MSCI) All Country (AC) World Index, which represents a broad measure of both domestic and foreign equity market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown below is as of the calendar year ended December 31, 2016. Updated performance information may be obtained on the Thornburg website at www.thornburg. com or by calling 1-800-847-0200.

Annual Total Returns – Class A Shares

Highest quarterly results for time period shown: 36.18%

(quarter ended 6-30-09).

Lowest quarterly results for time period shown: -26.80%

(quarter ended 12-31-08).

The sales charge for Class A shares is not reflected in the returns shown on the bar chart, and the returns would be less if the charge was taken into account.

Average Annual Total Returns (periods ended 12-31-16)

Class A Shares	1 Year	5 Years	10 Years

Return Before Taxes	-1.03%	13.06%	6.96%

Return After Taxes on Distributions	-1.21%	12.88%	6.40%

Return After Taxes on Distributions and Sale of Fund Shares	-0.58%	10.38%	5.31%

MSCI AC World Index (reflects no deduction for fees, expenses, or U.S. taxes)	7.86%	9.36%	3.56%

Class C Shares	1 Year	5 Years	10 Years

Return Before Taxes	1.88%	13.24%	6.63%

MSCI AC World Index (reflects no deduction for fees, expenses, or U.S. taxes)	7.86%	9.36%	3.56%

Class I Shares	1 Year	5 Years	10 Years

Return Before Taxes	4.03%	14.57%	7.95%

MSCI AC World Index (reflects no deduction for fees, expenses, or U.S. taxes)	7.86%	9.36%	3.56%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class A shares, and after-tax returns for other share classes will vary.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

Brian J. McMahon, the vice chairman of the Trust and a managing director and chief investment officer of Thornburg, has been one of the persons jointly and primarily responsible for management of the Fund since its inception.

W. Vinson Walden, CFA, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for management of the Fund since its inception.

Thornburg Global Opportunities Fund • April 10, 2017	For the Fund’s Prospectus or SAI, visit www.thornburg.com/download 3

Purchase and Sale of Fund Shares

Minimum Initial Purchase

Class A Shares

$5,000 per Fund per account for individual investors.

$2,000 per Fund per account for individual retirement accounts (IRAs).

$2,500 per Fund per account for financial intermediaries purchasing for accounts of others within a “wrap” asset allocation program, unless a different amount is specified by the wrap program’s provider.

Class C Shares

$5,000 per Fund per account for individual investors.

$2,000 per Fund per account for individual retirement accounts (IRAs).

Class I Shares

$2,500,000 per Fund per account for individual investors and qualified institutions (e.g., corporations, banks, insurance companies, trusts, endowments and foundations) purchasing for their own account.

$100,000 per Fund per account for financial intermediaries purchasing for accounts of others within a fee-based advisory program.

$2,500 per Fund per account for financial intermediaries purchasing for accounts of others within a “wrap” asset allocation program, unless a different amount is specified by the wrap program’s provider.

Minimum Subsequent Purchases

All Classes

$100 per Fund per account (unless purchasing through a financial intermediary that specifies a different minimum amount).

Redemptions

You can redeem some or all of your Fund shares at any time by mail (c/o the Fund’s Transfer Agent, Boston Financial Data Services, at P.O. Box 219017, Kansas City, Missouri 64121-9017), by telephone (1-800-847-0200), or through your financial intermediary.

Tax Information

Distributions to shareholders will generally be taxable to shareholders as ordinary income or capital gains for federal income tax purposes. Distributions may also be subject to state and local taxes. See “Taxes” on page 100 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Click here to view the Fund’s Prospectus or SAI.

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4 Thornburg Global Opportunities Fund • April 10, 2017	For the Fund’s Prospectus or SAI, visit www.thornburg.com/download